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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   April 30, 1998
                                                    --------------



                              BOSTON LIFE SCIENCES, INC.
                              --------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-6533                87-0277826
--------------------------------      -------   --------------------------------
(State or other jurisdiction of     (Commission         (I.R.S. Employer
  incorporation or organization)      File No.)         Identification No.)


31 Newbury Street, Suite 300
Boston, Massachusetts                                          02116
------------------------------------------      --------------------------------
(Address of principal executive offices)                      Zip Code


Registrant's telephone number, including area code  (617)  425-0200
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Item 5.  Other Events.
         -------------

Boston Life Sciences, Inc. announced that the results of a physician's sponsored Phase I/II study of Altropane, currently under development by BLSI, have been published in the neuroscience journal Synapse (vol. 29). In addition to the article describing the results of this Phase I/II study, three additional articles relating to the usefulness of Altropane as a SPECT or PET imaging agent for the diagnosis of Parkinson's Disease were published in the same issue of Synapse.

In the Phase I/II study, seven healthy volunteers and eight patients with early or moderate PD underwent SPECT scanning one hour after injection of Altropane. The article noted that Altropane accumulated rapidly and selectively in the striatum of the healthy volunteers,and yielded excellent quality images within one hour after injection. Furthermore, in all the PD patients, striatal accumulation was markedly reduced. The reduction in striatal Altropane uptake in PD was statistically significantly reduced compared to healthy volunteers
(p less than 0.001). The conclusion of the authors was that in the future, this technique is likely to be of considerable value for detecting early PD, probing the fundamental pathophysiology of the disease, and for monitoring the effects of new and novel medical and surgical therapies.

The three additional articles, entitled "Altropane, a SPECT or PET Imaging Probe for Dopamine Neurons, I, II, and III" document the pre-clinical scientific work performed by scientists at Harvard Medical School and Organix, Inc., which supports the potential of Altropane as a clinically useful SPECT imaging agent.

The Company views the publication of these four articles as indicative of the scientific and potential clinical importance of this product and hopes to confirm the Phase I/II results in its Phase III study, which is designed to test the hypothesis that Altropane-SPECT scanning can reliably differentiate early PD from other movement disorders.

BLSI is developing novel treatments for cancer, autoimmune diseases, and central nervous system disorders.

Item 7.  Exhibits.
         --------

     The following Exhibits are filed as part of this report on Form 8-K:

     99.1           Press Release, dated April 30, 1998.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

            BOSTON LIFE SCIENCES, INC.


Dated: May 7, 1998           By: /s/ Joseph Hernon
                                 -----------------
                                 Joseph Hernon
                                 Chief Financial Officer

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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                           Page(s)
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99.1                Press Release, dated April 30, 1998                  4

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